                                                                     EXHIBIT 4.1

INCORPORATED UNDER THE LAWS                                         COMMON STOCK
OF THE STATE OF DELAWARE                                         PAR VALUE $0.01

NUMBER                                                                    SHARES
C

                                 [LOGO ARTWORK]


 THIS CERTIFICATE IS TRANSFERABLE IN                    CUSIP 37941P 10 8
        CANTON, MASSACHUSETTS,               SEE REVERSE FOR CERTAIN DEFINITIONS
       JERSEY CITY, NEW JERSEY
     AND NEW YORK CITY, NEW YORK

                       GLOBAL POWER EQUIPMENT GROUP INC.

This Certifies that


is the owner of


          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Global Power Equipment Group Inc., transferable on the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile corporate seal and the facsimile signatures of its duly authorized officers.

[Global Power Equipment                                                   [Seal]
Group Inc. Logo]

                                        DATED

Larry Edwards                           COUNTERSIGNED AND REGISTERED:
PRESIDENT AND CHIEF EXECUTIVE OFFICER             EquiServe Trust Company, N.A.
                                                                  TRANSFER AGENT
                                                                  AND REGISTRAR

                                        BY   Charles Rossi
James P. Wilson
                            SECRETARY                       AUTHORIZED SIGNATURE
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                       GLOBAL POWER EQUIPMENT GROUP INC.


     THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE COMPANY, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM   -    as tenants in common
TEN ENT   -    as tenants by the entireties
JT TEN    -    as joint tenants with right
               of survivorship and not as
               tenants in common


UNIF GIFT MIN ACT -           Custodian
                    -----------------------------
                    (Cust)                (Minor)
                    under Uniform Gifts to Minors
                    Act
                        -------------------------
                                 (State)



    Additional abbreviations may also be used though not in the above list.


For value received,                        hereby sell, assign and transfer unto
                    ----------------------


PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

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Please print or typewrite name and address including postal zip code of assignee


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------------------------------------------------------------------------- Shares


of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                   ---------------------------------------------


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  Attorney to transfer the said stock on the books of the within-named Company with full power of substitution in the premises.


Dated,
      --------------------------------


                                          X
                                                --------------------------------
                                                           SIGNATURE
NOTICE:

THE SIGNATURE(S) TO THIS
ASSIGNMENT MUST CORRESPOND WITH
THE NAME(S) AS WRITTEN UPON THE
FACE OF THE CERTIFICATE IN EVERY
PARTICULAR WITHOUT ALTERATION OR
ENLARGEMENT OR ANY CHANGE
WHATSOEVER.                               X
                                                --------------------------------
                                                SIGNATURE


     THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM). PURSUANT TO S.E.C. RULE 17Ad-15.


    SIGNATURE(S) GUARANTEED BY:

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